UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): December 11, 2012

WD-40 COMPANY

(Exact Name of Registrant as specified in its charter)

Delaware	000-06936	95-1797918
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1061 Cudahy Place, San Diego, California 92110

(Address of principal executive offices, with zip code)

(619) 275-1400

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On December 11, 2012, WD-40 Company (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) in San Diego, California. At the Annual Meeting, the holders of 14,479,884 shares of common stock, which represents approximately 92% of the outstanding shares entitled to vote as of the record date of October 15, 2012, were represented in person or by proxy. The proposals are described in more detail in the Company’s Proxy Statement dated November 1, 2012. The matters voted upon at the Annual Meeting and the voting results are set forth below.

1.	Election of Directors: The Company’s stockholders re-elected the following directors to each serve until the next Annual Meeting or until a successor is duly elected and qualified. The voting results were as follows:

	Votes For	Votes Withheld	Broker Non-Votes
Giles H. Bateman	12,291,197	61,301	2,127,386
Peter D. Bewley	12,302,455	50,043	2,127,386
Richard A. Collato	12,294,369	58,129	2,127,386
Mario L. Crivello	12,271,817	80,681	2,127,386
Linda A. Lang	12,296,893	55,605	2,127,386
Garry O. Ridge	12,301,028	51,470	2,127,386
Gregory A. Sandfort	12,245,956	106,542	2,127,386
Neal E. Schmale	12,263,884	88,614	2,127,386

2.	Advisory Vote to approve Executive Compensation: The Company’s stockholders approved, by advisory vote, the compensation paid to the Company’s named executive officers. The voting results were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
12,104,682	127,661	120,155	2,127,386

3.	Approval of the Material Terms of the Performance Goals under the Company’s 2007 Stock Incentive Plan: The Company’s stockholders approved the material terms of the performance goals under the WD-40 Company 2007 Stock Incentive Plan. The voting results were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
11,967,665	336,643	48,190	2,127,386

4.	Approval of the Company’s Performance Incentive Compensation Plan: The Company’s stockholders approved WD-40 Company Performance Incentive Compensation Plan. The voting results were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
12,108,575	200,235	43,688	2,127,386

5.	Ratification of Appointment of Independent Auditor: The Company’s stockholders ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 31, 2013. The voting results were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
14,354,155	101,647	24,082	N/A

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WD-40 Company (Registrant)

Date: December 17, 2012	/s/ JAY W. REMBOLT
Jay W. Rembolt
Vice President and Chief Financial Officer
(Principal Financial Officer)